UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 6, 2006
PURE BIOFUELS CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-50903 (Commission File Number)	47-0930829 (IRS Employer Identification No.)

Suite 203 - 910 Richards Street, Vancouver, British Columbia, Canada V6B 3C1
Telephone No.: (778) 895-3595
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Calle Los Eucharis 150, Dpt. 201, Monternico, Surco, Lima 33 Peru (Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's certifying accountant

On November 6, 2006, the Registrant received the resignation of its independent accountant and auditor, Manning Elliott LLP ("Manning Elliott"). On the same day Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants ("DMCL") have agreed to act as the Registrant's independent auditors.

On the same day, our board of directors approved of the resignation of Manning Elliott and the appointment of DMCL as our independent auditors.

Manning Elliott's reports on the annual financial statements of the Registrant for the two fiscal years ending January 31, 2006 and 2005 do not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles except that Manning Elliott LLP's report on the financial statements as of and for the years ended January 31, 2006 and 2005 contained a separate paragraph stating:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency and has accumulated losses since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

For the fiscal years ended January 31, 2006 and 2005 and for the interim period to November 6, 2006, we have had no disagreements with Manning Elliott, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

We did not consult with DMCL, our new independent auditors, regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no advice, written or oral, was provided by DMCL that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue.

The Company has requested that Manning Elliott furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description of Exhibit
16.1	Letter from former accountant, Manning Elliott LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PURE BIOFUELS CORP.
Date: November 8, 2006	By: Luis Goyzueta Luis Goyzueta, CEO & President